                            Computational Materials

                  Advanta Automobile Receivables Trust 1998-1

                                Retail Auto ABS

                        $57,602,000 Asset-Backed Notes

                       Advanta Auto Finance Corporation
                        Originator and Master Servicer

                       Advanta Auto Receivables Corp. I
                                    Seller

                 $41,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $16,602,000 Class A-2 [ ]% Asset-Backed Notes




                                 Computational
                                   Materials

         Neither the Issuer of the Notes or Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Brothers Syndicate Desk at
         (212) 783-3727.

                        ADVANTA AUTOMOBILE RECEIVABLES
                                 TRUST 1998-1

Issuer..................................     Advanta Automobile Receivables Trust 1998-1 (the "Trust" or the "Issuer").

Seller..................................     Advanta Auto Receivables Corp. I, a Nevada corporation. The principal executive offices of the Seller are located at 1325 Airmotive Way, Suite
                                             130, Reno, Nevada 89502, and the telephone number of the Seller is (800)
                                             851-5215.

Master Servicer ........................     Advanta Auto  Finance  Corporation  (in its  individual  capacity,  the
                                             "Company" and, as master  servicer,  the "Master  Servicer"),  a Nevada corporation.  The principal  executive  offices of the Master  Servicer are located at 500 Office  Center Drive,  Suite 400,  Fort  Washington,
                                             Pennsylvania  19034,  and the telephone  number of the Master  Servicer is (215) 444-4200.

Insurer . ..............................     Financial Security Assurance Inc. (the "Insurer"), a financial guaranty insurance company incorporated under the laws of the State of New York.

Indenture Trustee, Collateral
Agent and Trust Collateral Agent........     Norwest Bank Minnesota, National Association (the "Indenture Trustee," the
                                             "Collateral Agent" and the "Trust Collateral Agent"), a national banking association formed under the laws of the United States. The corporate trust offices of the Indenture Trustee are located at Sixth Street and Marquette
                                             Avenue, Minneapolis, Minnesota 55479-0070, and the telephone number of the
                                             Indenture Trustee is (612) 667-1234.

Owner Trustee ..........................     Wilmington Trust Company (the "Owner Trustee"), a Delaware banking corporation, acting not in its individual capacity but solely as trustee under the Trust Agreement. The corporate trust offices of the Owner Trustee are located at Rodney Square North, 1100 North Market Street, Wilmington,
                                             Delaware, 19890-0001, Attention: Corporate Trust Administration, and the
                                             telephone number of the Owner Trustee is (302) 651-1000.

Cut-Off Date............................     The opening of business on June 12, 1998.

Closing Date............................     On or about June 29, 1998.

The Trust ..............................     The Trust will be a business trust established under the laws of the State of Delaware. The activities of the Trust are limited by the terms of the
                                             Trust Agreement, dated as of June 1, 1998, between the Seller and the Owner
                                             Trustee (the "Trust Agreement"). The Trust will issue the Class A-1 Notes in the aggregate original principal amount of $41,000,000 and the Class A-2
                                             Notes in the aggregate original principal amount of $16,602,000. The Trust will also issue the Certificates, which are not offered hereby but will initially be retained by the Seller. The Notes will be issued pursuant to an Indenture, dated as of June 1, 1998, between the Issuer and the
                                             Indenture Trustee (the

                                                           2

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

                                             "Indenture"). The Notes will be offered for purchase in denominations of
                                             $100,000 and integral multiples of $1,000 in excess thereof, in book-entry form only.

                                             The Notes will be secured by the assets of the Trust pursuant to the
                                             Indenture.

Trust Property..........................     The assets of the Trust (the "Trust Property") will include (i) the
                                             Receivables, (ii) all monies received on or after the Cut-Off Date with respect to the Receivables, (iii) the security interests in the Financed
                                             Vehicles, (iv) all rights to proceeds from claims on physical damage, credit life and disability insurance policies, if any, covering the
                                             Financed Vehicles or the Obligors, as the case may be, (v) all of the
                                             Seller's rights of recourse against Dealers or any unaffiliated originators relating to the Receivables, (vi) all of the Seller's rights to all documents contained in the Receivables Files, (vii) all rights to liquidation proceeds from the sale of repossessed Financed Vehicles, (viii)
                                             such amounts as from time to time may be held in one or more accounts
                                             (other than the Spread Account) established and maintained by the Trust
                                             Collateral Agent pursuant to the Sale and Servicing Agreement, dated as of
                                             June 1, 1998, among the Issuer, the Seller, the Master Servicer and the
                                             Trust Collateral Agent (the "Sale and Servicing Agreement"), (ix) all of
                                             Seller's rights and benefits under the Purchase Agreement, (x) all proceeds of the foregoing and (xi) certain other property.

                                             The Receivables will be purchased by the Seller from the Company pursuant to a purchase agreement (the "Purchase Agreement") between the Seller and the Company on or prior to the date of issuance of the Securities.

Receivables.............................     The Receivables primarily consist of sub-prime motor vehicle retail installment sale contracts between dealers and retail purchasers which are secured by new and used automobiles, light duty trucks and vans financed thereby. Each Obligor's obligation under its Receivable is a full recourse obligation. The "Obligor" refers to the obligor or obligors under each
                                             Receivable, including any guarantor. The Receivables contain provisions which unconditionally obligate the Obligor to make all payments under the related Receivable.

                                             Unless otherwise noted, all statistical percentages in this Term Sheet are measured by the aggregate principal balance of the Receivables as of the
                                             Cut-Off Date. The statistical information in this Term Sheet reflects the statistical characteristics of the pool of Receivables as of the Cut-Off
                                             Date. Between the Cut-Off Date and the Closing Date, some Receivables may be deleted from the pool as it stood on the Cut-Off Date. As a result of the foregoing, the statistical distribution of such characteristics of the final pool as of the Closing Date will vary somewhat from the Cut-Off Date pool, although such variance will not be material.

                                             The Receivables have, as of the Cut-Off Date, a weighted average annual percentage rate ("APR") of approximately

                                                           3

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

                                             19.86%, a weighted average original maturity of approximately 56.5 months and a weighted average remaining maturity of approximately 49.3 months.
                                             Each Receivable provides for the allocation of payments according to (i)
                                             the simple interest method, (ii) the "Rule of 78's" method or (iii) the actuarial method.

Terms of the Notes......................     The principal terms of the Notes will be as described below:

  A. Distribution Dates ................     Payments of interest on and principal of the Notes will be made on the 15th day of each month or, if the 15th day is not a Business Day, on the next following Business Day (each, a "Distribution Date") commencing July 15,
                                             1998. Payments will be made to holders of record of the Notes (the
                                             "Noteholders") as of the close of business on the Business Day immediately preceding such Distribution Date (a "Record Date"). A "Business Day" is a
                                             day other than a Saturday, Sunday or other day on which commercial banks located in the State of Delaware, Nevada, Minnesota, Pennsylvania or New
                                             York are authorized or obligated to be closed.

  B.  Final Scheduled
       Distribution Dates ..............     For the Class A-1 Notes, October 15, 2001. For the Class A-2 Notes,
                                             December 15, 2003.

  C. Interest Rates ....................     The Class A-1 Notes and the Class A-2 Notes will bear interest at the fixed per annum rates of ____% and ____%, respectively. Each such interest rate for a Class of Notes is referred to as an "Interest Rate."

  D. Interest ..........................     Interest on the principal amount of the Class A-1 Notes and the Class A-2
                                             Notes outstanding immediately prior to a Distribution Date will accrue at the applicable Interest Rate from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the 15th day of the calendar month in which such Distribution Date occurs (each such period, an
                                             "Interest Period"). Interest on the Class A-1 Notes and the Class A-2 Notes
                                             will be calculated on the basis of a 360-day year consisting of twelve
                                             30-day months.

                                             Interest on the Notes for any Distribution Date due but not paid on such
                                             Distribution Date will be due on the next Distribution Date together with, to the extent permitted by law, interest on such amount at the applicable
                                             Interest Rate. The amount of interest distributable on the Notes on each
                                             Distribution Date will equal interest accrued during the related Interest
                                             Period, plus any such shortfall amount carried forward.

  E. Principal..........................     Principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal Distributable Amount for the
                                             calendar month (the "Monthly Period") preceding such Distribution Date. The
                                             Noteholders' Principal Distributable Amount will be an amount equal to the sum of (x) the Noteholders' Percentage of the Principal Distributable
                                             Amount

                                                           4

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

                                             and (y) any unpaid portion of the amount described in clause (x) with respect to a prior Distribution Date.

                                             The "Principal Distributable Amount" with respect to any Distribution Date will be an amount equal to the sum of the following amounts with respect to the related Monthly Period: (i) collections on Receivables (other than
                                             Liquidated and Purchased Receivables) allocable to principal, including full and partial principal prepayments; (ii) the principal balance of all
                                             Receivables (other than Purchased Receivables) that became Liquidated
                                             Receivables during the related Monthly Period; (iii) the portion of the
                                             Purchase Amount allocable to principal of all Receivables that became
                                             Purchased Receivables with respect to the related Monthly Period; (iv) at the option of the Insurer, the outstanding principal balance of those
                                             Receivables that were required to be repurchased by the Seller and/or the
                                             Company during such Monthly Period but were not so repurchased; and (v) the aggregate amount of Cram Down Losses during such Monthly Period.

                                             "Purchase Amount" means the Principal Balance and all accrued and unpaid interest on a Receivable as of the date of repurchase after giving effect to receipt of monies collected from all sources on such Receivable.

                                             The Noteholders' Percentage will be approximately 78.0% until the Class A-2
                                             Notes have been paid in full and, thereafter, will be zero. Principal payments on the Notes will be applied on each Distribution Date sequentially to the Class A-1 Notes and the Class A-2 Notes, in that order, until the respective principal amount of each such Class of Notes has been paid in full. No principal of the Class A-2 Notes will be paid until the outstanding principal amount of the Class A-1 Notes has been paid in full.
                                             In addition, the outstanding principal amount of the Notes of any Class, to the extent not previously paid, will be payable on the respective Final
                                             Scheduled Distribution Date for such Class.

  F. Optional Redemption................     The Class A-2 Notes, to the extent still outstanding, may be redeemed in whole, but not in part, on any Distribution Date on which the Seller or the
                                             Master Servicer exercises its option to purchase the Receivables (with the prior written consent of the Insurer if a claim has been made under the
                                             Policy or if such redemption would result in a claim under the Policy or if such redemption would result in any amount owing to the Insurer remaining unpaid), which subject to certain requirements, can occur after the Pool
                                             Balance declines to 10% or less of the Original Pool Balance, at a redemption price equal to the unpaid principal amount of such Class of
                                             Notes plus accrued and unpaid interest thereon. The Original Pool Balance will equal the aggregate unpaid principal balance of the Receivables as of the Cut-Off Date (the "Original Pool Balance").

  G. Events of Default..................     The Notes may be accelerated and subject to immediate payment at par upon the occurrence of an Event of Default under the Indenture. So long as no
                                             Insurer Default shall have occurred

                                                           5

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materials. If you did not receive such a disclaimer please contact your Salomon
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

                                             and be continuing, an Event of Default under the Indenture will occur only upon delivery by the Insurer to the Indenture Trustee of notice of the occurrence of certain events of default under the Insurance and Indemnity
                                             Agreement, dated as of June 1, 1998 (the "Insurance Agreement"), among the
                                             Insurer, the Trust, the Company and the Seller. In the case of such an
                                             Event of Default, the Notes will automatically be accelerated and subject to immediate payment at par.

                                             The Policy does not guarantee payment of any amounts that become due on an accelerated basis, unless the Insurer elects, in its sole discretion, to pay such amounts in whole or in part.

Credit Enhancement......................     The credit enhancement available for the benefit of the Noteholders will primarily consist of the Policy, subordination of the Certificates and, to the extent available, the Spread Account.

  A.  The Policy........................     On the Closing Date, the Insurer will issue to the Trust Collateral Agent, as agent for the Indenture Trustee, a financial guaranty insurance policy
                                             (the "Policy"). Pursuant to the Policy, the Insurer will unconditionally and irrevocably guarantee to the Noteholders payment of the Interest
                                             Distributable Amount and the Principal Distributable Amount for each
                                             Distribution Date.

  B.  Subordination of
        Certificates...................      The Certificates will not receive any distribution with respect to a
                                             Distribution Date until the full amount of the Noteholders' Distributable
                                             Amount with respect to such Distribution Date has been deposited in the
                                             Note Distribution Account and until certain collateral accounts established for the benefit of the Noteholders have been fully funded and certain amounts owed to the Insurer have been paid. This subordination is intended to enhance the likelihood of timely receipt by the Noteholders of the full amount of interest and principal distributable to them on each Distribution
                                             Date and to afford the Noteholders limited protection against losses in respect of the Receivables.

  C.  Spread Account....................     On the Closing Date, the Seller will establish a separate collateral account (the "Spread Account") with the Collateral Agent pursuant to the
                                             Spread Account Agreement dated the Closing Date (the "Spread Account
                                             Agreement"). The Spread Account will not be property of the Trust, but will be held by the Collateral Agent and pledged to the Indenture Trustee for the benefit of the Noteholders and the Insurer. The amount required to be on deposit in the Spread Account may increase or decrease without
                                             Noteholder consent and there can be no assurance that the amounts on deposit in the Spread Account will reach the specified Spread Account requirement or be available to make payments with respect to the Notes because the Spread Account Agreement may be amended or terminated by the
                                             Insurer without Noteholder consent. Amounts on deposit or to be deposited in the Spread Account may be distributed to persons other than the Insurer or the Noteholders without the consent of the Noteholders. Consequently, the Noteholders should not rely on amounts on deposit in or to be deposited to

                                                           6

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materials. If you did not receive such a disclaimer please contact your Salomon
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

                                             the Spread Account in evaluating the likelihood of receiving repayment of the Notes.

Tax Status..............................     In the opinion of Dewey Ballantine LLP, special federal tax counsel to the
                                             Trust, for federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as debt.

ERISA Considerations....................     Subject to certain conditions and considerations, the Notes are eligible for purchase by pension, profit-sharing or other employee benefit plans as well as individual retirement accounts and certain types of Keogh Plans
                                             (each, a "Benefit Plan").

Ratings.................................     It is a condition to issuance that the Class A-1 Notes and the Class A-2
                                             Notes be rated "AAA" by Standard & Poor's Ratings Group, a division of The
                                             McGraw-Hill Companies, Inc. ("S&P") and "Aaa" by Moody's Investors Service,
                                             Inc. ("Moody's" and, together with S&P, the "Rating Agencies"). The ratings by the Rating Agencies of the Notes will be based on the Policy. There is no assurance that the ratings initially assigned to the Notes will not subsequently be lowered or withdrawn by the Rating Agencies.

                                                           7

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materials. If you did not receive such a disclaimer please contact your Salomon
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


                                        Percent of Initial Note Principal Balance
                                               At Various ABS Percentages

                                    Class A-1 Notes                                Class A-2 Notes
                          -------------------------------------          -------------------------------------
Distribution Date            0.0%      1.0%     1.7%      2.5%               0.0%     1.0%      1.7%     2.5%
-----------------            ----      ----     ----      ----               ----     ----      ----     ----
Closing Date                  100       100      100       100                100      100       100      100
07/15/98                       98        97       95        94                100      100       100      100
08/15/98                       96        93       91        88                100      100       100      100
09/15/98                       94        90       86        82                100      100       100      100
10/15/98                       92        87       82        76                100      100       100      100
11/15/98                       90        83       78        70                100      100       100      100
12/15/98                       88        80       73        65                100      100       100      100
01/15/99                       86        77       69        59                100      100       100      100
02/15/99                       84        73       65        54                100      100       100      100
03/15/99                       82        70       61        49                100      100       100      100
04/15/99                       80        67       57        43                100      100       100      100
05/15/99                       77        64       52        38                100      100       100      100
06/15/99                       75        60       48        33                100      100       100      100
07/15/99                       73        57       44        28                100      100       100      100
08/15/99                       71        54       41        23                100      100       100      100
09/15/99                       68        51       37        19                100      100       100      100
10/15/99                       66        48       33        14                100      100       100      100
11/15/99                       63        44       29        10                100      100       100      100
12/15/99                       61        41       26         6                100      100       100      100
01/15/00                       58        38       22         1                100      100       100      100
02/15/00                       56        35       19         0                100      100       100       94
03/15/00                       53        32       15         0                100      100       100       84
04/15/00                       51        29       12         0                100      100       100       75
05/15/00                       48        26        9         0                100      100       100       66
06/15/00                       45        23        5         0                100      100       100       58
07/15/00                       42        20        2         0                100      100       100       50
08/15/00                       39        17        0         0                100      100        98       42
09/15/00                       37        14        0         0                100      100        91       35
10/15/00                       34        11        0         0                100      100        84       28
11/15/00                       31         8        0         0                100      100        77       21
12/15/00                       28         6        0         0                100      100        71       15
01/15/01                       25         3        0         0                100      100        65       10
02/15/01                       21         0        0         0                100      100        58        5
03/15/01                       18         0        0         0                100       94        53        0
04/15/01                       15         0        0         0                100       87        47        0
05/15/01                       12         0        0         0                100       80        42        0
06/15/01                        8         0        0         0                100       74        37        0
07/15/01                        5         0        0         0                100       68        32        0
08/15/01                        2         0        0         0                100       61        28        0
09/15/01                        0         0        0         0                 95       55        24        0
10/15/01                        0         0        0         0                 86       49        20        0
11/15/01                        0         0        0         0                 77       43        16        0
12/15/01                        0         0        0         0                 68       37        13        0
01/15/02                        0         0        0         0                 59       32        10        0
02/15/02                        0         0        0         0                 49       26         7        0
03/15/02                        0         0        0         0                 40       21         5        0
04/15/02                        0         0        0         0                 30       15         3        0
05/15/02                        0         0        0         0                 20       10         2        0
06/15/02                        0         0        0         0                 10        5         1        0
07/15/02                        0         0        0         0                  0        0         0        0
Weighted Average Life:       1.77      1.29     1.00      0.76               3.66     3.34      2.86     2.11
(years)(1)

---------------------------------

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

                                       8

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

                           THE RECEIVABLES POOL

         The composition, geographical distribution and distribution by APR, remaining principal balance and remaining term of the Receivables as of the Cut-Off Date are as set forth in the following tables.

                                     Composition of the Receivables as of the Cut-Off Date

                                                    New                    Used                   Total
                                                    ----------------       ----------------       -----------------
Initial Aggregate Principal Balance                 $9,274,948             $64,574,694            $73,849,642
Number of Receivables                               617                    5,694                  6,311
Average Original Principal Balance                  $16,475                $12,507                $12,895
Range of Original Principal Balances                $7,989 to $28,442      $3,307 to $29,728      $3,307 to $29,728
Average Remaining Principal Balance                 $15,032                $11,341                $11,702
Range of Remaining Principal Balances               $996 to $27,096        $882 to $29,380        $882 to $29,380
Weighted Average APR                                18.81%                 20.01%                 19.86%
Range of APRs                                       10.00% to 25.00%       10.00% to 29.00%       10.00% to 29.00%
Weighted Average Original Terms                     60.1 months            56.0 months            56.5 months
Range of Original Terms                             42 to 66 months        24 to 66 months        24 to 66 months
Weighted Average Remaining Terms                    52.3 months            48.8 months            49.3 months
Range of Remaining Terms                            9 to 60 months         8 to 60 months         8 to 60 months



                                     Distribution of the Receivables by APR as of the Cut-Off Date

                                                          Percentage of                                Percentage of
                                       Number of            Number of              Aggregate             Aggregate
Range of APRs                         Receivables          Receivables         Principal Balance     Principal Balance
----------------------------         -------------       ---------------      -------------------   --------------------
10.000% to 11.999%                         25                  0.40%            $     325,735               0.44%
12.000% to 13.999%                         25                  0.40                   264,955               0.36
14.000% to 15.999%                        132                  2.09                 1,735,298               2.35
16.000% to 17.999%                        606                  9.60                 7,611,900              10.31
18.000% to 19.999%                      2,226                 35.27                27,621,857              37.40
20.000% to 21.999%                      1,996                 31.63                22,338,680              30.25
22.000% to 23.999%                        928                 14.70                10,523,853              14.25
24.000% to 25.999%                        353                  5.59                 3,269,565               4.43
26.000% to 27.999%                         12                  0.19                   105,631               0.14
28.000% to 29.999%                          8                  0.13                    52,168               0.07
                                     -------------       ---------------      -------------------   --------------------
Total                                   6,311                100.00%(1)         $  73,849,642             100.00%(1)
---------------------------------
(1)  May not add up to 100% due to rounding.




                 Distribution of the Receivables by Remaining Principal Balance as of the Cut-Off Date

        Range of                                        Percentage of                                Percentage of
        Remaining              Number of                  Number of            Aggregate                Aggregate
    Principal Balances        Receivables                Receivables        Principal Balance      Principal Balance
   --------------------     ----------------          -----------------    -------------------    -------------------
       $882 to $4,999               106                     1.68%          $     431,191                   0.58%
     5,000 to   9,999             2,114                    33.50              17,017,965                  23.04
     10,000 to 14,999             2,973                    47.11              36,467,531                  49.38
     15,000 to 19,999               908                    14.39              15,315,436                  20.74
     20,000 to 24,999               197                     3.12               4,269,015                   5.78
     25,000 to 29,380                13                     0.21                 348,504                   0.47
                            ----------------          -----------------    -------------------    -------------------
Total                             6,311                   100.00%(1)       $  73,849,642                 100.00%(1)

---------------------------------
(1)  May not add up to 100.00% due to rounding.

                                       9

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


                          Geographical Distribution of the Receivables as of the Cut-Off Date

                                                         Percentage of                             Percentage of
                                        Number of          Number of              Aggregate           Aggregate
State (1)                              Receivables        Receivables        Principal Balance    Principal Balance
-----------------------------------   ---------------   ---------------   ---------------------  -------------------
Texas                                       995               15.77%           $ 12,603,188              17.07%
Georgia                                     649               10.28               8,369,728              11.33
California                                  466                7.38               6,355,641               8.61
Louisiana                                   435                6.89               5,731,189               7.76
Florida                                     359                5.69               3,822,116               5.18
North Carolina                              301                4.77               3,683,459               4.99
Tennessee                                   291                4.61               3,634,152               4.92
Mississippi                                 228                3.61               2,860,821               3.87
Connecticut                                 292                4.63               2,770,098               3.75
Nevada                                      193                3.06               2,652,182               3.59
New Jersey                                  267                4.23               2,520,480               3.41
Massachusetts                               286                4.53               2,500,136               3.39
Arizona                                     181                2.87               2,425,837               3.28
Other                                     1,368               21.68              13,920,616              18.85
                                      ---------------   ---------------   ---------------------  -------------------
Total                                     6,311              100.00%(2)        $ 73,849,642             100.00%(2)
------------------------------------
(1)      Based upon the billing addresses of the Obligors.
(2)      May not add up to 100.00% due to rounding.




                 Distribution of the Receivables by Remaining Terms to Maturity as of the Cut-Off Date

     Range of                                          Percentage of                                   Percentage of
  Remaining Terms                Number of                Number of              Aggregate              Aggregate
    to Maturity                Receivables               Receivables        Principal Balance      Principal Balance
--------------------------  ------------------   ---------------------    ---------------------   -------------------
 8 to 11                              8                    0.13%           $       26,201                   0.04%
12 to 17                             31                    0.49                   127,973                   0.17
18 to 23                             92                    1.46                   502,906                   0.68
24 to 29                            241                    3.82                 1,646,164                   2.23
30 to 35                            445                    7.05                 3,501,902                   4.74
36 to 41                            713                   11.30                 6,742,025                   9.13
42 to 47                          1,209                   19.16                13,368,196                  18.10
48 to 53                          1,498                   23.74                18,782,904                  25.43
54 to 59                          1,898                   30.07                26,579,296                  35.99
60                                  176                    2.79                 2,572,074                   3.48
                            ------------------   ---------------------    ---------------------   -------------------
Total                             6,311                  100.00%(1)          $ 73,849,642                 100.00% (1)

---------------------------------
(1)      May not add up to 100.00% due to rounding.

                                      10

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                    DELINQUENCY AND DEFAULT EXPERIENCE

         Because the Company's subprime automobile financing program began in May, 1996, the Company has limited experience with delinquency and losses with respect to its Receivables. There can be no assurance that the levels of delinquency and loss experience reflected in Table 1 and Table 2, below, are indicative of the performance of the Receivables included in the Trust.

Table 1


                                             DELINQUENCY EXPERIENCE(4)

                                           As of                      As of                         As of
                                     December 31, 1996          December 31, 1997              March 31, 1998
                                  ------------------------- --------------------------- ------------------------------
                                                  Dollar                     Dollar                           Dollar
                                   Number of      Amount       Number of     Amount         Number of         Amount
                                     Loans        (000)         Loans        (000)             Loans           (000)
                                  ------------ ------------ ------------ -------------- --------------- --------------
Total Seller Portfolio(1)            10,914       $101,976       22,381       $231,746         21,757        $219,651
Delinquency Percentage:(2)(3)
    30-59 Days                       10.43%        9.95%          5.36%         4.65%           5.81%           5.82%
    60-89 Days                        1.29%        1.28%          1.06%         1.05%           1.65%           1.68%
    90+ Days                          0.02%        0.03%          0.59%         0.62%           1.07%           1.11%
                                  ------------ ------------ ------------ -------------- --------------- --------------
Total Delinquencies                  11.74%       11.26%          7.01%         6.32%           8.53%           8.61%

---------------------------------
(1)  "Total Seller Portfolio" is the net remaining principal balance.

(2) The period of delinquency is based on the number of days payments are contractually past due.

(3)  Includes repossessions in inventory.

(4) The indicated periods of delinquency (30-59, 60-89, and 90+) are based on the number of days past due on a contractual basis, based on a 30-day month. No Receivable is considered delinquent for these purposes until the monthly anniversary of its contractual due date (e.g., a Receivable with a payment due on January 1 would be considered 31-59 days delinquent if the January 1 payment has not been received on or prior to February 1).



Table 2

                                                   LOSS EXPERIENCE

                                                For the Year Ending     For the Year Ending     For the Three Months
                                                 December 31, 1996       December 31, 1997     Ending March 31, 1998
                                               (Dollars in Thousands)  (Dollars in Thousands)  (Dollars in Thousands)
                                                ---------------------- ----------------------- -----------------------
Average Receivables Outstanding (1)                  $  8,756              $  140,886              $  224,098
Gross Charge-offs(2)                                       14                  12,937                   6,425
Gross Recoveries(3)                                         3                   2,587                   1,564
                                                ---------------------- ----------------------- -----------------------
Net Charge-offs(4)                                   $     11              $   10,350              $    4,861
Net Charge-offs as a Percentage of Average
 Receivables Outstanding(5)                              0.13%                   7.35%                   8.68%

---------------------------------

(1)  Equals the arithmetic average of the month-end balances.

(2) "Gross Charge-offs" represent the excess of the outstanding loan balance over net liquidation proceeds, where net liquidation proceeds are the excess of liquidation proceeds over the sum of repossession, liquidation and other related expenses.

(3) Includes current post-disposition recoveries on receivables previously charged off.

(4)  "Net Charge-offs" represent "Gross Charge-offs" minus "Recoveries."

(5)  March 31, 1998 percentage has been based on annualized net losses.

                                      11

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.